                                                                  EXHIBIT 99.7


                               [LETTERHEAD]

                      INDEPENDENT AUDITOR'S REPORT


The Board of Directors
Community First Bank, N.A.
Ripley, Ohio


     We have audited the accompanying balance sheets of Community First Bank, N.A. as of June 30, 1995 and 1994, and the related statements of income, changes in shareholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Bank's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Community First Bank, N.A. as of June 30, 1995 and 1994 and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.


                                     /s/ ROBB, DIXON
                                  FRANCIS, DAVIS, ONESON
                                        & COMPANY

                                       ROBB, DIXON,
                                  FRANCIS, DAVIS, ONESON
                                        & COMPANY

Granville, Ohio
July 28, 1995

                             COMMUNITY FIRST BANK, N.A.

                                    Ripley, Ohio

                                  BALANCE  SHEETS
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                                        (Dollars in thousands)
                                                               June 30,
                                                         1995             1994
                                                         ----             ----
ASSETS
     Cash and due from banks                          $  1,226         $  1,488
     Federal funds sold                                    725            1,245
     Securities being held to maturity (fair
        value of $1,672 and $2,449)                      1,636            2,432
     Securities available for sale                         841            1,041
     Loans, net                                         19,823           17,650
     Properties and equipment                              424              446
     Accrued income receivable                             257              210
     Other real estate owned                               214                0
     Other assets                                           62               43
                                                      --------         --------
        Total assets                                    25,208           24,555
                                                      --------         --------
                                                      --------         --------

LIABILITIES
     Demand deposits                                  $  3,034         $  3,532
     NOW Accounts                                        5,887            6,479
     Savings                                             2,548            2,526
     Time deposits, $100,000 and over                    1,300            1,200
     Other time deposits                                 9,353            8,359
                                                      --------         --------
        Total deposits                                  22,122           22,096
     Federal funds purchased                               445                0
     Deferred income taxes                                   6                3
     Accrued expenses and other liabilities                438              364
                                                      --------         --------
        Total liabilities                               23,011           22,463
                                                      --------         --------

SHAREHOLDERS' EQUITY
     Common stock--$100 par value
          Authorized--2,000 shares
          Issued and outstanding--2,000 shares             200              200
     Surplus                                               450              450
     Retained earnings                                   1,549            1,455
     Unrealized gain (loss) on securities
          available for sale                                (2)             (13)
                                                      --------         --------
        Total shareholders' equity                       2,197            2,092
                                                      --------         --------
        Total liabilities and shareholders' equity    $ 25,208         $ 24,555
                                                      --------         --------
                                                      --------         --------


-------------------------------------------------------------------------------
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                             COMMUNITY FIRST BANK, N.A.

                                    Ripley, Ohio

                               STATEMENTS OF INCOME
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                                         (Dollars in thousands,
                                                          except per share data)
                                                           Years ended June 30,
                                                          1995             1994
                                                          ----             ----
INTEREST INCOME
     Interest and fees on loans                         $ 1,946          $ 1,620
     Interest on investment securities:
        Taxable                                             120              113
        Exempt from federal income tax                       19               19
     Interest on federal funds sold                          29               48
     Interest on deposits with banks                          1                8
                                                        -------          -------
        Total interest income                             2,115            1,808

INTEREST EXPENSE
     Interest on deposits                                   671              597
     Interest on borrowed funds                              24                3
                                                        -------          -------
        Total interest expense                              695              600
                                                        -------          -------
     Net interest income                                  1,420            1,208
     Provision for loan losses                                0                0
                                                        -------          -------
        Net interest income after provision
          for loan losses                                 1,420            1,208

OTHER INCOME
     Service charges on deposit accounts                    215              187
     Other income                                            63               33
                                                        -------          -------
        Total other income                                  278              220
                                                        -------          -------
OTHER EXPENSE
     Salaries and employee benefits                         385              396
     Occupancy expense                                       45               50
     Equipment expense                                      105               95
     Other expense                                          288              251
                                                        -------          -------
        Total other expense                                 823              792
                                                        -------          -------
     Income before income tax                               875              636
     Income tax expense                                     287              217
                                                        -------          -------
     Net income                                         $   588          $   419
                                                        -------          -------
                                                        -------          -------
     Per share data:

               Net income                               $294.22          $209.62
                                                        -------          -------
                                                        -------          -------


-------------------------------------------------------------------------------
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                             COMMUNITY FIRST BANK, N.A.

                                   Ripley, Ohio

                              STATEMENTS OF CHANGES
                              IN SHAREHOLDERS' EQUITY
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                          (Dollars in thousands)
                                                         UNREALIZED
                                                         GAIN (LOSS)
                                                             ON
                                                          SECURITIES     TOTAL
                            COMMON             RETAINED   AVAILABLE    SHAREHOLDERS'
                            STOCK   SURPLUS    EARNINGS    FOR SALE      EQUITY
                            -----   -------    --------    --------      ------
Balances June 30, 1993     $  200   $  450     $ 1,416    $     0       $ 2,066

Net income                                         419                      419

Cash dividends declared
  ($247.00 per share)                             (380)                    (380)

Change in unrealized gain
  (loss) account                                              (13)          (13)

                           ------   ------     -------    -------       -------
Balances June 30, 1994     $  200   $  450     $ 1,455    $   (13)      $ 2,092

Net income                                         588                      588

Cash dividends declared
  ($190.00 per share)                             (494)                    (494)

Change in unrealized gain
   (loss) account                                              11            11
                           ------   ------     -------    -------       -------
Balances June 30, 1995     $  200   $  450     $ 1,549    $    (2)      $ 2,197
                           ------   ------     -------    -------       -------
                           ------   ------     -------    -------       -------


------------------------------------------------------------------------------
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                             COMMUNITY FIRST BANK, N.A.

                                    Ripley, Ohio

                              STATEMENTS OF CASH FLOWS
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                                                  (Dollars in thousands)
                                                                   Years ended June 30,
                                                                  1995              1994
                                                                  ----              ----
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                   $   588           $   419
  Adjustments to reconcile net income to net cash
   provided by operating activities:
     Depreciation                                                   89                68
     Deferred income taxes                                           5               (11)
     Net gains on sale of fixed assets                               0                32
     Premium amortization and discount accretion                    (3)               21
     Change in accrued income and other assets                     (66)              (27)
     Change in accrued expenses and other liabilities               28               115
                                                               -------           -------
       Total adjustments                                            53               198
                                                               -------           -------
     Net cash provided by operating activities                     641               617

CASH FLOWS FROM INVESTING ACTIVITIES:
     Net change in time deposits                                     0               100
     Net change in federal funds sold                              520              (565)
     Securities held to maturity:
       Proceeds from maturities                                  1,048             1,635
       Purchases                                                  (252)           (1,799)
     Securities available for sale:
       Proceeds from maturities                                    252                 0
       Purchases                                                   (40)             (496)
     Net change in loans                                        (2,386)              (88)
     Purchases of properties and equipment                         (67)             (160)
                                                               -------           -------
     Net cash used in investing activities                        (925)           (1,373)

CASH FLOWS FROM FINANCING ACTIVITIES:
     Net change in non-interest-bearing demand,
       savings and NOW deposit accounts                         (1,067)            1,149
     Net change in time deposits                                 1,094                 4
     Net change in borrowed funds                                  445                 0
     Dividends paid                                               (450)             (380)
                                                               -------           -------
     Net cash provided by financing activities                      22               773
                                                               -------           -------
  Net change in cash and cash equivalents                         (262)               17
    Cash and cash equivalents at beginning of year               1,488             1,471
                                                               -------           -------
  Cash and cash equivalents at end of year                     $ 1,226           $ 1,488
                                                               -------           -------
                                                               -------           -------
SUPPLEMENTAL INFORMATION:
  Interest paid                                                $   647           $   594
  Net income taxes paid (refunded)                                 302               200
  Transfer from loans to other real estate owned                   214                 0


-------------------------------------------------------------------------------
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                             COMMUNITY FIRST BANK, N.A.

                                    RIPLEY, OHIO

                         Years Ended June 30, 1995 and 1994
-------------------------------------------------------------------------------

     NOTE 1:  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     SECURITIES HELD TO MATURITY
       Securities classified as held to maturity are those debt securities the Bank has both the intent and ability to hold to maturity regardless of changes in market conditions, liquidity needs or changes in general economic conditions. These securities are carried at cost adjusted for amortization of premium and accretion of discount, computed by the interest method over their contractual lives.

     SECURITIES AVAILABLE FOR SALE
       Securities classified as available for sale are those debt securities that the Bank intends to hold for an indefinite period of time, but not necessarily to maturity. Any decision to sell a security classified as available for sale would be based on various factors, including significant movements in interest rates, changes in the maturity mix of the Bank's assets and liabilities, liquidity needs, regulatory capital considerations, and other similar factors. Securities available for sale are carried at fair value. Realized gains or losses, determined on the basis of the cost of specific securities sold, are included in earnings.

     ALLOWANCE FOR LOAN LOSSES
       The allowance is maintained at a level adequate to absorb probable losses. Management determines the adequacy of the allowance based upon reviews of individual credits, recent loss experience, current economic conditions, the risk characteristics of the various categories of loans and other pertinent factors. Credits deemed uncollectible are charged to the allowance. Provisions for loan losses and recoveries on loans previously charged off are added to the allowance.

     PROPERTIES AND EQUIPMENT
       Properties and equipment are stated at cost, less accumulated depreciation. The provision for depreciation is computed principally by the straight-line method.

     OTHER REAL ESTATE OWNED
       Other real estate owned includes property acquired through foreclosure or forgiveness of debt. These properties are carried at the lower of cost or current appraisal. Losses from the acquisition of property in full or partial satisfaction of debt are treated as loan losses. Routine holding costs, subsequent declines in value, and gains or losses on disposition are included in other expense.

     INTEREST INCOME ON LOANS
       Interest on loans is accrued and credited to income based on the principal amount outstanding. The accrual of interest on loans is discontinued when, in the opinion of management, there is an indication that the borrower may be unable to meet payments as they become due. Upon such discontinuance, all unpaid accrued interest is reversed.

     PENSION COSTS
       Pension costs are charged to salaries and employee benefits expense and are funded as accrued.

     POSTRETIREMENT BENEFITS
       Postretirement health care and life insurance benefits are charged to salaries and employee benefits expense when paid. In December, 1990 the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (SFAS) No. 106, Employers' Accounting for Postretirement Benefits Other Than Pensions. Under SFAS No. 106, beginning in 1995, postretirement benefits other than pensions must be accounted for in a manner similar to current standards for accounting for pensions. SFAS No. 106 will require that the accumulated postretirement benefit obligation be either charged in the income statement as a cumulative effect of a change in accounting in the period of adoption or delayed and amortized over future periods as part of future postretirement benefit costs. The Bank does not pay any such benefits.

     INCOME TAXES
       Provisions for income taxes are based on amounts reported in the statements of income (after exclusion of non-taxable income such as interest on state and municipal securities) and include deferred taxes on temporary differences in the recognition of income and expense for tax and financial statement purposes. Deferred taxes are computed using the asset and liability approach as prescribed in SFAS No. 109, "Accounting for Income Taxes."

     NET INCOME PER SHARE OF COMMON STOCK
       Net income per share of common stock is computed by dividing net income by the weighted average number of shares of common stock outstanding during the period.

     OFF BALANCE SHEET FINANCIAL INSTRUMENTS
       In the ordinary course of business the Bank has entered into off balance sheet financial instruments consisting of commitments to extend credit, commitments under credit card arrangements, commercial letters of credit and standby letters of credit. Such financial instruments are recorded in the financial statements when they become payable.

     CASH AND CASH EQUIVALENTS
       For the purpose of presentation in the Statements of Cash Flows, cash and cash equivalents are defined as those amounts included in the balance sheet caption "Cash and Due from Banks."

     ACCOUNTING CHANGES
       On December 15, 1994, the bank adopted SFAS No. 114 to change it's method of accounting for impaired loans, which had no financial statement effect.

     RECLASSIFICATION
       Certain amounts in 1994 have been reclassified to conform with the 1995 presentation.

NOTE 2:  SECURITIES

  The amortized cost, gross unrealized gains, gross unrealized losses and estimated fair values of securities being held to maturity and securities available for sale are shown in the following schedules:

               SECURITIES BEING HELD TO MATURITY


                                       Gross        Gross     Estimated
                                     Unrealized   Unrealized    Fair
(In Thousands)              Cost       Gains        Losses     Value
                          --------   ----------   ----------   -------
June 30, 1995:

U.S. Government and
 Agency securities        $  1,284   $        2   $       (2)  $ 1,284
State and Municipal
 securities                    246           36            0       282
Other Debt Securities          106            0            0       106
                          --------   ----------   ----------   -------
                          $  1,636   $       38   $       (2)  $ 1,672
                          --------   ----------   ----------   -------
                          --------   ----------   ----------   -------

June 30, 1994:

U.S. Government and
 Agency securities        $  2,049   $        1   $      (22)  $ 2,028
State and Municipal
 securities                    246           38            0       284
Other Debt Securities          137            0            0       137
                          --------   ----------   ----------   -------
                          $  2,432   $       39   $      (22)  $ 2,449
                          --------   ----------   ----------   -------
                          --------   ----------   ----------   -------


  The amortized cost and estimated market value of securities being held to maturity at June 30, 1995 by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.


                                                          Estimated
                                          Amortized        Market
(In Thousands)                               Cost           Value
                                            ------         ------
Due in one year or less                     $  250         $  249
Due from one to five years                   1,014          1,015
Due from five to ten years                     266            302
Other Debt Securities                          106            106
                                            ------         ------
  Total                                     $1,636         $1,672
                                            ------         ------
                                            ------         ------


  Securities with an amortized cost of $1,007,000 and $1,261,000 at June 30, 1995 and 1994, respectively, were pledged as collateral on public deposits and for other purposes as required by law.

                        SECURITIES AVAILABLE FOR SALE


                                       Gross        Gross     Estimated
                                     Unrealized   Unrealized     Fair
(In Thousands)              Cost       Gains        Losses      Value
                          -------     ------       -------      -----
June 30, 1995:

U.S. Government and
 Agency securities        $   748     $    0       $  (3)      $  745
Federal reserve stock          19          0           0           19
FHLB stock                     77          0           0           77
                          -------     ------       -----       ------
                          $   844     $    0       $  (3)      $  841
                          -------     ------       -----       ------
                          -------     ------       -----       ------

June 30, 1994:

U.S. Government and
 Agency securities        $   997     $    0      $  (13)      $  984
Federal reserve stock          20          0           0           20
FHLB stock                     37          0           0           37
                          -------     ------       -----       ------
                          $ 1,054     $    0      $  (13)      $1,041
                          -------     ------       -----       ------
                          -------     ------       -----       ------


  The amortized cost and estimated market value of securities available for sale at June 30, 1995 by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.


                                                            Estimated
                                             Amortized       Market
(In Thousands)                                 Cost           Value
                                              ------         ------
Due in one year or less                       $  748         $  745
Federal Reserve Bank Stock                        19             19
FHLB stock                                        77             77
                                              ------         ------
  Total                                       $  841         $  841
                                              ------         ------
                                              ------         ------


NOTE 3:  LOANS

  The components of loans in the balance sheets were as follows:


(In Thousands)                                1995          1994
                                           ----------    ----------
Commercial                                 $    3,299    $    3,405
Real estate construction                        1,115           377
Commercial real estate                          5,930         5,297
Residential real estate                         7,794         7,348
Consumer                                        1,673         1,185
Other                                             313           358
                                           ----------    ----------
Deduct:                                        20,124        17,970
  Unearned discount                                 0            (1)
  Allowance for loan losses                      (301)         (319)
                                           ----------    ----------
Loans, net                                 $   19,823    $   17,650
                                           ----------    ----------
                                           ----------    ----------


  Nonaccrual and renegotiated loans were $364,000 and $277,000 at June 30, 1995 and 1994, respectively, which had the effect of reducing income $44,000 and $22,000 in the years ended June 30, 1995 and 1994, respectively.

NOTE 4:  ALLOWANCE FOR LOAN LOSSES

  An analysis of the change in the allowance for loan losses follows:


(In Thousands)                              1995     1994
                                           ------   ------
Balance at beginning of year               $  319   $  308

Loans charged off                             (23)      (4)
Recoveries                                      5       15
                                           ------   ------
  Net loans charged off                       (18)      11
Provision for loan losses                       0        0
                                           ------   ------
Balance at end of year                     $  301   $  319
                                           ------   ------
                                           ------   ------


NOTE 5:  PROPERTIES AND EQUIPMENT

  Components of properties and equipment included in the balance sheets at June 30, 1995 and 1994 were as follows:


(In Thousands)                                1995          1994
                                            --------      --------
Cost:
  Land                                      $     18      $     18
  Bank premises                                  457           434
  Furniture and equipment                        520           475
                                            --------      --------
    Total cost                                   995           927
Less accumulated depreciation                   (571)         (481)
                                            --------      --------
  Net book value                            $    424      $    446
                                            --------      --------
                                            --------      --------


NOTE 6:  FEDERAL HOME LOAN BANK ADVANCES

  Pursuant to collateral agreements with the Federal Home Loan Bank (FHLB), advances are secured by all stock in the FHLB, qualifying first mortgage loans, and selected mortgage-backed securities. Advances at June 30, 1995, have various maturity dates thru 2009 with monthly payments expected to be made.

NOTE 7:  EMPLOYEE BENEFITS

  The Bank has a non-contributory defined benefit pension plan that covers all employees who have reached the age of 21 and have 1000 hours of service during their anniversary year. The Bank's funding policy is to make annual contributions to the plan which at least equals the minimum required contribution. The bank did not make a contribution to the plan in either of the years ended June 30, 1995 or June 30, 1994.

NOTE 8:  INCOME TAXES

  The provision for income taxes consisted of the following:


(In Thousands)                               1995     1994
                                            ------   ------
Currently payable                           $  282   $  228
Deferred                                         5      (11)
                                            ------   ------
  Total                                     $  287   $  217
                                            ------   ------
                                            ------   ------


  Deferred tax assets and liabilities have been provided for temporary deductible and taxable temporary differences related to accumulated depreciation, security accretion, accrual to cash basis adjustments, allowance for loan losses and unrealized losses on available-for-sale securities. The net deferred tax liabilities in the accompanying balance sheets include the following components:


(In Thousands)                               1995         1994
                                            ------       ------
Deferred tax assets                         $    4       $   13
Deferred tax liabilities                       (10)         (16)
                                            ------       ------
  Net deferred tax liability                $   (6)      $   (3)
                                            ------       ------
                                            ------       ------


  The provision for federal income taxes is less than that computed by applying the federal statutory rate of 34% for the years ended June 30, 1995 and 1994, as indicated in the following analysis:


 (In Thousands)                               1995     1994
                                            ------   ------
Tax based on statutory rate                 $  298   $  216
Tax-exempt income and nondeductible
  expenses                                     (11)       1
                                            ------   ------
  Total                                     $  287   $  217
                                            ------   ------
                                            ------   ------


NOTE 9:  RELATED PARTIES

  The Bank has entered into transaction with its directors, significant shareholders and their affiliates (related parties). Such transactions were made in the ordinary course of business on substantially the same terms and conditions, including interest rates and collateral, as those prevailing at the same time for comparable transactions with other customers, and did not, in the opinion of management, involve more than normal credit risk or present other unfavorable features. The aggregate amount of loans to such related parties at June 30, 1995 was $383,000. During the year new loans to such related parties amounted to $122,000 and repayments amounted to $48,000.

NOTE 10:  CONTINGENT LIABILITIES AND COMMITMENTS

  The Bank's financial statements do not reflect various commitments which arise in the normal course of business and which involve elements of credit risk, interest rate risk and liquidity risk. These are commitments to extend credit. A summary of the Bank's commitments and contingent liabilities at June 30, 1995 is as follows:


(In Thousands)                          Notional Amount
                                        ---------------
Commitments to extend credit                $   872
                                            -------
  Total                                     $   872
                                            -------
                                            -------


  Commitments to extend credit have exposure to some credit loss in the event of nonperformance of the customer. The Bank's credit policies and procedures for credit commitments and financial guarantees are the same as those for extension of credit that are recorded on the balance sheet. Because these instruments have fixed maturity dates, and because many of them expire without being drawn upon, they do not generally present any significant liquidity risk to the Bank. The Bank's experience has been that most loan commitments are drawn upon by customers. While few commercial letters of credit are utilized, a significant portion of such utilization is on an immediate payment basis. The remainder are secured by the goods acquired by the customer with the letter of credit. The Bank has not been required to perform on any financial guarantees during the past two years. The Bank has not incurred any losses on its commitments in either of the years ended June 30, 1995 or 1994.

  The Bank is party to litigation and claims arising in the normal course of business. Management, after consultation with legal counsel, believes that the liabilities, if any, arising from such litigation and claims will not be material to the financial position.

NOTE 11:  CONCENTRATIONS OF CREDIT

  All of the Bank's loans and commitments have been granted to customers in the Bank's market area. Most loan customers are depositors of the Bank. Investments in state and municipal securities also involve governmental entities within the Bank's market area. The concentrations of credit by type of loan are set forth in Note 3. The distribution of commitments to extend credit approximates the distribution of loans outstanding. The Bank, as a matter of policy, does not extend credit to any single borrower in excess of its legal lending limit.

NOTE 12:  REGULATORY MATTERS

  The Bank, as a National Bank is subject to the dividend restrictions set forth by the Comptroller of the Currency. Under such restrictions, the Bank may not, without the prior approval of the Comptroller of the Currency, declare dividends in excess of the sum of the current year's earnings (as defined) plus the retained earnings (as defined) from the prior two years. The dividends as of June 30, 1995, that the Bank could declare, without the approval of the Comptroller of the Currency, amounted to approximately $237,000. The Bank is also required to maintain minimum amounts of capital to total "risk weighted" assets, as defined by the banking regulators. At June 30, 1995, the Bank is required to have minimum Tier 1 and Total capital ratios of 4.00% and 8.00%, respectively. The Bank's actual ratios at that date were 11.71% and 12.96%, respectively. The Bank's leverage ratio at June 30, 1995, was 8.55%.

NOTE 13: RESERVE BALANCE REQUIREMENTS

  The Bank is required to maintain certain cash and due from bank reserve balances daily in accordance with regulatory requirements. The balances maintained under such requirements were $133,000 and $140,000 at June 30, 1995 and 1994, respectively.



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